SIXTH AMENDED AND RESTATED
MEMORANDUM OF AGREEMENT
(Securities Lending Administrative Fee Waiver)
     This Sixth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit “A” between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and Short-Term Investments Trust (each a “Fund” and collectively, the “Funds”), on behalf of the portfolios listed on Exhibit “A” to this Memorandum of Agreement (the “Portfolios”), and Invesco Advisers, Inc. (“Invesco”).
     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:
1.	Each Fund, for itself and its Portfolios, and Invesco agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit “A” occurs, as such Exhibit “A” is amended from time to time, Invesco has agreed that it will not charge any administrative fee under each Portfolio’s advisory agreement in connection with securities lending activities without prior approval from the Portfolio’s Board (such agreement is referred to as the “Waiver”).

2.	Neither a Fund nor Invesco may remove or amend the Waiver to a Fund’s detriment prior to requesting and receiving the approval of the Portfolio’s Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.
     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit “A” will be amended to reflect the new date through which a Fund and Invesco agree to be bound.
     It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust’s Agreement and Declaration of Trust.
     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit “A” to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit “A”.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)
AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)
AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM TREASURER’S SERIES TRUST (INVESCO TREASURER’S SERIES FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
SHORT-TERM INVESTMENTS TRUST

By:	/s/ John M. Zerr
Title:	Senior Vice President

INVESCO ADVISERS, INC.

By:	/s/ John M. Zerr
Title:	Senior Vice President

2

EXHIBIT “A”
AIM Counselor Series Trust (Invesco Counselor Series Trust)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Balanced Fund	February 12, 2010
Invesco California Tax-Free Income Fund	February 12, 2010
Invesco Core Plus Bond Fund	June 2, 2009
Invesco Dividend Growth Securities Fund	February 12, 2010
Invesco Equally-Weighted S&P 500 Fund	February 12, 2010
Invesco Floating Rate Fund	April 14, 2006
Invesco Fundamental Value Fund	February 12, 2010
Invesco Large Cap Relative Value Fund	February 12, 2010
Invesco Multi-Sector Fund	November 25, 2003
Invesco New York Tax-Free Income Fund	February 12, 2010
Invesco S&P 500 Index Fund	February 12, 2010
Invesco Select Real Estate Income Fund	March 9, 2007
Invesco Structured Core Fund	March 31, 2006
Invesco Structured Growth Fund	March 31, 2006
Invesco Structured Value Fund	March 31, 2006
Invesco Van Kampen American Franchise Fund	February 12, 2010
Invesco Van Kampen Core Equity Fund	February 12, 2010
Invesco Van Kampen Equity and Income Fund	February 12, 2010
Invesco Van Kampen Equity Premium Income Fund	February 12, 2010
Invesco Van Kampen Growth and Income Fund	February 12, 2010
Invesco Van Kampen Money Market Fund	February 12, 2010
Invesco Van Kampen Pennsylvania Tax Free Income Fund	February 12, 2010
Invesco Van Kampen Small Cap Growth Fund	February 12, 2010
Invesco Van Kampen Tax-Free Money Fund	February 12, 2010
AIM Equity Funds (Invesco Equity Funds)

PORTFOLIO	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Capital Development Fund	June 21, 2000
Invesco Charter Fund	June 21, 2000
Invesco Constellation Fund	June 21, 2000
Invesco Disciplined Equity Fund	July 14, 2009
Invesco Diversified Dividend Fund	December 28, 2001
Invesco Large Cap Basic Value Fund	June 21, 2000
Invesco Large Cap Growth Fund	June 21, 2000
Invesco Summit Fund	July 24, 2000
AIM Funds Group (Invesco Funds Group)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Basic Balanced Fund	September 28, 2001
Invesco European Small Company Fund	August 30, 2000
Invesco Global Core Equity Fund	December 27, 2000
Invesco International Small Company Fund	August 30, 2000
Invesco Mid Cap Basic Value Fund	December 27, 2001
Invesco Select Equity Fund	June 1, 2000
Invesco Small Cap Equity Fund	August 30, 2000

*	Committed until the Fund or Invesco requests and receives the approval of the Fund’s Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

AIM Growth Series (Invesco Growth Series)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Basic Value Fund	June 5, 2000
Invesco Convertible Securities Fund	February 12, 2010
Invesco Global Equity Fund	September 1, 2001
Invesco Mid Cap Core Equity Fund	September 1, 2001
Invesco Small Cap Growth Fund	September 11, 2000
Invesco Van Kampen Asset Allocation Conservative Fund	February 12, 2010
Invesco Van Kampen Asset Allocation Growth Fund	February 12, 2010
Invesco Van Kampen Asset Allocation Moderate Fund	February 12, 2010
Invesco Van Kampen Harbor Fund	February 12, 2010
Invesco Van Kampen Leaders Fund	February 12, 2010
Invesco Van Kampen Real Estate Securities Fund	February 12, 2010
Invesco Van Kampen U.S. Mortgage Fund	February 12, 2010
AIM International Mutual Funds (Invesco International Mutual Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Asia Pacific Growth Fund	June 21, 2000
Invesco European Growth Fund	June 21, 2000
Invesco Global Growth Fund	June 21, 2000
Invesco Global Small & Mid Cap Growth Fund	June 21, 2000
Invesco International Growth Fund	June 21, 2000
Invesco International Core Equity Fund	November 25, 2003
AIM Investment Funds (Invesco Investment Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Alternative Opportunities Fund	February 12, 2010
Invesco Balanced-Risk Allocation Fund	May 29, 2009
Invesco China Fund	March 31, 2006
Invesco Commodities Strategy Fund	February 12, 2010
Invesco Developing Markets Fund	September 1, 2001
Invesco Emerging Market Local Currency Debt Fund	June 14, 2010
Invesco Endeavor Fund	November 4, 2003
Invesco FX Alpha Plus Strategy Fund	February 12, 2010
Invesco FX Alpha Strategy Fund	February 12, 2010
Invesco Global Advantage Fund	February 12, 2010
Invesco Global Dividend Growth Securities Fund	February 12, 2010
Invesco Global Fund	November 4, 2003
Invesco Global Health Care Fund	September 1, 2001
Invesco Health Sciences Fund	February 12, 2010
Invesco International Growth Equity Fund	February 12, 2010
Invesco International Total Return Fund	March 31, 2006
Invesco Japan Fund	March 31, 2006
Invesco LIBOR Alpha Fund	March 31, 2006
Invesco Pacific Growth Fund	February 12, 2010
Invesco Small Companies Fund	November 4, 2003
Invesco Van Kampen Emerging Markets Fund	February 12, 2010

*	Committed until the Fund or Invesco requests and receives the approval of the Fund’s Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Van Kampen Global Bond Fund	February 12, 2010
Invesco Van Kampen Global Equity Allocation Fund	February 12, 2010
Invesco Van Kampen Global Franchise Fund	February 12, 2010
Invesco Van Kampen Global Tactical Asset Allocation Fund	February 12, 2010
Invesco Van Kampen International Advantage Fund	February 12, 2010
Invesco Van Kampen International Growth Fund	February 12, 2010
AIM Investment Securities Funds (Invesco Investment Securities Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Core Bond Fund	December 28, 2001
Invesco Dynamics Fund	November 25, 2003
Invesco Global Real Estate Fund	April 29, 2005
Invesco High Yield Fund	June 1, 2000
Invesco High Yield Securities Fund	February 12, 2010
Invesco Income Fund	June 1, 2000
Invesco Limited Maturity Treasury Fund	June 1, 2000
Invesco Money Market Fund	June 1, 2000
Invesco Municipal Bond Fund	June 1, 2000
Invesco Real Estate Fund	September 11, 2000
Invesco Short Term Bond Fund	August 29, 2002
Invesco U.S. Government Fund	June 1, 2000
Invesco Van Kampen Core Plus Fixed Income Fund	February 12, 2010
Invesco Van Kampen Corporate Bond Fund	February 12, 2010
Invesco Van Kampen Government Securities Fund	February 12, 2010
Invesco Van Kampen High Yield Fund	February 12, 2010
Invesco Van Kampen Limited Duration Fund	February 12, 2010
AIM Sector Funds (Invesco Sector Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Energy Fund	November 25, 2003
Invesco Financial Services Fund	November 25, 2003
Invesco Gold & Precious Metals Fund	November 25, 2003
Invesco Leisure Fund	November 25, 2003
Invesco Mid-Cap Value Fund	February 12, 2010
Invesco Small-Mid Special Value Fund	February 12, 2010
Invesco Special Value Fund	February 12, 2010
Invesco Technology Fund	November 25, 2003
Invesco Technology Sector Fund	February 12, 2010
Invesco U.S. Mid Cap Value Fund	February 12, 2010
Invesco U.S. Small Cap Value Fund	February 12, 2010
Invesco U.S. Small/Mid Cap Value Fund	February 12, 2010
Invesco Utilities Fund	November 25, 2003
Invesco Value Fund	February 12, 2010
Invesco Value II Fund	February 12, 2010
Invesco Van Kampen American Value Fund	February 12, 2010
Invesco Van Kampen Capital Growth Fund	February 12, 2010
Invesco Van Kampen Comstock Fund	February 12, 2010
Invesco Van Kampen Enterprise Fund	February 12, 2010
Invesco Van Kampen Mid Cap Growth Fund	February 12, 2010
Invesco Van Kampen Small Cap Value Fund	February 12, 2010

*	Committed until the Fund or Invesco requests and receives the approval of the Fund’s Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco Van Kampen Technology Sector Fund	February 12, 2010
Invesco Van Kampen Utility Fund	February 12, 2010
Invesco Van Kampen Value Opportunities Fund	February 12, 2010
AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco High Income Municipal Fund	June 1, 2000
Invesco Municipal Fund	February 12, 2010
Invesco Tax-Exempt Cash Fund	June 1, 2000
Invesco Tax-Exempt Securities Fund	February 12, 2010
Invesco Tax-Free Intermediate Fund	June 1, 2000
Invesco Van Kampen California Insured Tax Free Fund	February 12, 2010
Invesco Van Kampen High Yield Municipal Fund	February 12, 2010
Invesco Van Kampen Insured Tax Free Income Fund	February 12, 2010
Invesco Van Kampen Intermediate Term Municipal Income Fund	February 12, 2010
Invesco Van Kampen Municipal Income Fund	February 12, 2010
Invesco Van Kampen New York Tax Free Income Fund	February 12, 2010
AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Premier Portfolio	November 25, 2003
Premier Tax-Exempt Portfolio	November 25, 2003
Premier U.S. Government Money Portfolio	November 25, 2003
AIM Variable Insurance Funds (Invesco Insurance Funds)

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco V.I. Basic Balanced Fund	May 1, 2000
Invesco V.I. Basic Value Fund	September 10, 2001
Invesco V.I. Capital Appreciation Fund	May 1, 2000
Invesco V.I. Capital Development Fund	May 1, 2000
Invesco V.I. Core Equity Fund	May 1, 2000
Invesco V.I. Diversified Income Fund	May 1, 2000
Invesco V.I. Dividend Growth Fund	February 9, 2010
Invesco V.I. Dynamics Fund	April 30, 2004
Invesco V.I. Financial Services Fund	April 30, 2004
Invesco V.I. Global Dividend Growth Fund	February 9, 2010
Invesco V.I. Global Health Care Fund	April 30, 2004
Invesco V.I. Global Real Estate Fund	April 30, 2004
Invesco V.I. Government Securities Fund	May 1, 2000
Invesco V.I. High Yield Fund	May 1, 2000
Invesco V.I. High Yield Fund	February 12, 2010
Invesco V.I. Income Builder Fund	February 12, 2010
Invesco V.I. International Growth Fund	May 1, 2000
Invesco V.I. Large Cap Growth Fund	September 1, 2003
Invesco V.I. Leisure Fund	April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund	September 10, 2001

*	Committed until the Fund or Invesco requests and receives the approval of the Fund’s Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Invesco V.I. Money Market Fund	May 1, 2000
Invesco V.I. PowerShares ETF Allocation Fund	October 22, 2008
Invesco V.I. S&P 500 Index Fund	February 12, 2010
Invesco V.I. Select Dimensions Balanced Fund	February 12, 2010
Invesco V.I. Select Dimensions Dividend Growth Fund	February 12, 2010
Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund	February 12, 2010
Invesco V.I. Small Cap Equity Fund	September 1, 2003
Invesco V.I. Technology Fund	April 30, 2004
Invesco V.I. Utilities Fund	April 30, 2004
Invesco Van Kampen V.I. Capital Growth Fund	February 12, 2010
Invesco Van Kampen V.I. Comstock Fund	February 12, 2010
Invesco Van Kampen V.I. Equity and Income Fund	February 12, 2010
Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund	February 12, 2010
Invesco Van Kampen V.I. Global Value Equity Fund	February 12, 2010
Invesco Van Kampen V.I. Government Fund	February 12, 2010
Invesco Van Kampen V.I. Growth and Income Fund	February 12, 2010
Invesco Van Kampen V.I. High Yield Fund	February 12, 2010
Invesco Van Kampen V.I. International Growth Equity Fund	February 12, 2010
Invesco Van Kampen V.I. Mid Cap Growth Fund	February 12, 2010
Invesco Van Kampen V.I. Mid Cap Value Fund	February 12, 2010
Invesco Van Kampen V.I. Value Fund	February 12, 2010
Short-Term Investments Trust

FUND	EFFECTIVE DATE	COMMITTED UNTIL*
Government & Agency Portfolio	June 1, 2000
Government TaxAdvantage Portfolio	June 1, 2000
Liquid Assets Portfolio	June 1, 2000
STIC Prime Portfolio	June 1, 2000
Tax-Free Cash Reserve Portfolio	June 1, 2000
Treasury Portfolio	June 1, 2000

*	Committed until the Fund or Invesco requests and receives the approval of the Fund’s Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.